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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 1998


                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



               MARYLAND                                 1-14236                              72-2541756
    (State or other jurisdiction of            (Commission File Number)                    (IRS Employer
            incorporation)                                                               Identification No.)

545 E. JOHN CARPENTER FREEWAY, SUITE 1300, IRVING, TEXAS                                                  75062
           (Address of principal executive offices)                                                     (Zip Code)


Registrant's telephone number, including area code: (972) 444-4900


                            FELCOR SUITE HOTELS, INC.
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 28, 1998, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 23, 1998 by and between FelCor Lodging Trust Incorporated (formerly FelCor Suite Hotels, Inc.), a Maryland corporation ("FelCor"), and Bristol Hotel Company, a Delaware corporation ("Bristol"), Bristol was merged with and into FelCor (the "Merger"). In connection with the Merger, FelCor changed its name to "FelCor Lodging Trust Incorporated."

         Annual meetings of the stockholders of FelCor and Bristol were held on July 27, 1998 at which the stockholders were asked, pursuant to a Joint Proxy Statement/Prospectus dated June 19, 1998 (the "Proxy Statement/Prospectus") contained within FelCor's Form S-4 Registration Statement (No. 333-50509), to consider and vote upon, among other things, the Merger Agreement. The stockholders of each of FelCor and Bristol approved and adopted the Merger Agreement at their respective meetings.

         Following receipt of these approvals, Articles of Merger and a Certificate of Merger relating to the Merger were filed with the appropriate state authorities of the States of Maryland and Delaware. The Merger became effective at 9:00 a.m., Eastern time, on July 28, 1998.

         Prior to the effectiveness of the Merger, Bristol completed the distribution to its stockholders ("Spin-Off") of all of the outstanding stock of Bristol Hotels & Resorts ("BHR"), which became effective on July 27, 1998. Stockholders of Bristol as of the close of business on July 27, 1998 received one share of common stock, par value $.01 per share, of BHR for every two shares of common stock of Bristol owned by them. BHR succeeded to the hotel operating business of Bristol and in connection therewith, assumed most of Bristol's former employees. The completion of the Spin-Off was a condition to the consummation of the Merger. BHR and its subsidiaries operate the hotels acquired by FelCor in the Merger pursuant to percentage leases.

         Upon consummation of the Merger, each outstanding share of Bristol common stock was converted into the right to receive 0.685 of a share of the common stock of FelCor, par value $.01 per share ("Common Stock"). Fractional shares of Common Stock, if any, were not issued in connection with the Merger. Holders of fractional shares are entitled to receive an amount in cash equal to the product of such fractional share multiplied by $29.0625, the closing price per share of Common Stock as reported in the New York Stock Exchange, Inc. Composite Tape on July 28, 1998. The exchange ratio was determined through arm's-length negotiation between FelCor and Bristol.

         The Common Stock continues to be listed and traded on the New York Stock Exchange, Inc. under the symbol "FCH".

         Following the effectiveness of the Merger, FelCor contributed substantially all of the assets acquired by it pursuant to the Merger to FelCor Lodging Limited Partnership (formerly FelCor Suites Limited Partnership) (the "Partnership") in exchange for additional units of general partner interest in the Partnership. As a result of such contribution, FelCor owns a 95.7% general partner interest in the Partnership. In connection with this contribution, the Partnership changed its name to "FelCor Lodging Limited Partnership."


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         The other information required by this item has been previously reported by FelCor and is included or incorporated by reference in the Joint Proxy Statement/Prospectus.

ITEM 5.  OTHER EVENTS

         FelCor held its 1998 Annual Meeting of Stockholders of FelCor on July 27, 1998 (the "Annual Meeting"). At the Annual Meeting, the stockholders of FelCor (i) approved and adopted the Merger Agreement, (ii) approved an amendment to FelCor's Charter to change the name of FelCor from FelCor Suite Hotels, Inc. to FelCor Lodging Trust Incorporated, (iii) approved an amendment to FelCor's Charter to increase the authorized number of shares of capital stock of FelCor to 220,000,000 shares, consisting of 200,000,000 shares of Common Stock and 20,000,000 of preferred stock, par value $.01 per share, (iv) elected Michael D. Rose and Charles N. Matthewson as Class I directors of FelCor, to serve until the Annual Meeting of Stockholders to be held in 2001, and (v) approved FelCor's 1998 Restricted Stock and Stock Option Plan ("1998 Plan"). The amendments to FelCor's Charter became effective July 28, 1998.

         The total number of shares entitled to vote at the Annual Meeting was 36,591,080 shares of Common Stock. The following table sets forth, with respect to each matter voted upon at the Annual Meeting, the number of votes cast for, the number of votes cast against, the number of votes abstaining (or, with respect to the election of directors, the number of votes withheld), and the number of broker non-votes, with respect to such matter:

                                                                                     Votes
                                                                     Votes           Abstained/          Broker
                                                  Votes For         Against          Withheld           Non-Votes
                                                  ---------         -------          ----------         ---------
Adoption of Merger Agreement                      27,405,828          125,738            74,437         4,732,847

Approval of Charter Amendment to                  27,454,446           87,290            64,268         4,732,846
Change Name

Approval of Charter Amendment to                  24,150,101        3,388,206            67,696         4,732,847
Increase Authorized Shares

Election of Directors:
  Michael D. Rose                                 32,276,002           ---               62,848            ---
  Charles N. Matthewson                           32,274,794           ---               64,056            ---

Approval of the 1998 Plan                         25,140,222        7,089,800           108,828            ---

         In addition, upon the effectiveness of the Merger, the Board of Directors of FelCor was increased to ten directors and Donald J. McNamara, Richard C. North and Robert H. Lutz, Jr. were added as directors of FelCor.



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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (a) Financial statements of businesses acquired.

         The audited financial statements of Bristol for the three previous calendar years, and the accountants' report related thereto, are set forth in FelCor's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 1998 and are incorporated herein by reference. The unaudited financial statements of Bristol for the period ended March 31, 1998 set forth in Bristol's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, are filed as an exhibit to this report and are incorporated herein by reference.

         (b) Pro forma financial information.

         The pro forma financial information required by this item is set forth under the caption "Pro Forma Financial Information" on pages 72 through 89 of the Joint Proxy Statement/Prospectus and is incorporated herein by reference.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:


     EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT

     2.1 Agreement and Plan of Merger by and between FelCor Suite Hotels, Inc. and Bristol Hotel Company dated as of March 23, 1998 (filed as Exhibit 99 to FelCor's Current Report on Form 8-K dated March 24, 1998 and filed April 23, 1998 and incorporated herein by reference)

     3.1 Articles of Amendment and Restatement dated June 22, 1995, amending and restating the Charter of FelCor, as amended or supplemented by Articles of Merger dated June 23, 1995, Articles Supplementary dated April 30, 1996, Articles of Amendment dated August 8, 1996, Articles of Amendment dated June 16, 1997, Articles of Amendment dated October 30, 1997, Articles Supplementary dated May 6, 1998, Articles of Merger and attached Articles of Amendment dated July 27, 1998



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   10.14                  Fourth Amended and Restated Revolving Credit
                          Agreement dated as of July 1, 1997 among FelCor and the Partnership, as Borrower, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, Chase Securities, Inc. as Arranger, and Bankers Trust Company, NationsBank, N.A. and Wells Fargo Bank, National Association as Co-Arrangers and Documentation Agents

   10.17 Amended and Restated Master Hotel Agreement dated as of July 27, 1998 among FelCor, the Partnership, BHR and the lessors and lessees named therein

   10.18 Stockholders' and Registration Rights Agreement dated as of July 27, 1998, by and among FelCor, Bass America, Inc., Holiday Corporation, Bass plc, United/Harvey Investors I, L.P., United/Harvey Investors II, L.P. , United/Harvey Investors III, L.P., United/Harvey Investors IV, L.P. and United/Harvey Investors V, L.P.

   99.1 Financial Statements of Bristol Hotel Company excerpted from the Quarterly Report on Form 10-Q of Bristol Hotel Company for the quarter ended March 30, 1998

   99.2                   Press Release dated July 27, 1998

   99.3                   Press Release dated July 28, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FELCOR LODGING TRUST INCORPORATED



Date:   August __, 1998                     By:  /s/  Lawrence D. Robinson
                                               ---------------------------------
                                                 Lawrence D. Robinson
                                                 Senior Vice President, General
                                                 Counsel and Secretary


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                                INDEX TO EXHIBITS


 EXHIBIT                                                                                    SEQUENTIALLY
 NUMBER                              DESCRIPTION OF EXHIBIT                                 NUMBERED PAGE
 ------                              ----------------------                                 -------------
2.1              Agreement and Plan of Merger by and between FelCor Suite
                 Hotels, Inc. and Bristol Hotel Company dated as of March 23,
                 1998 (filed as Exhibit 99 to FelCor's Current Report on Form
                 8-K dated March 24, 1998 and filed April 23, 1998 and
                 incorporated herein by reference)

3.1 Articles of Amendment and Restatement dated June 22, 1995, amending and restating the Charter of FelCor, as amended or supplemented by Articles of Merger dated June 23, 1995,
                 Articles Supplementary dated April 30, 1996, Articles of
                 Amendment dated August 8, 1996, Articles of Amendment dated
                 June 16, 1997, Articles of Amendment dated October 30, 1997,
                 Articles Supplementary dated May 6, 1998, Articles of Merger and attached Articles of Amendment dated July 27, 1998

10.14 Fourth Amended and Restated Revolving Credit Agreement dated as of July 1, 1997 among FelCor and the Partnership, as Borrower, the Lenders party thereto, The Chase
                 Manhattan Bank, as Administrative Agent, Chase Securities,
                 Inc. as Arranger, and Bankers Trust Company, NationsBank,
                 N.A. and Wells Fargo Bank, National Association as Co-
                 Arrangers and Documentation Agents

10.17            Amended and Restated Master Hotel Agreement dated as of
                 July 27, 1998 among FelCor, the Partnership, BHR and the lessors and lessees named therein

10.18            Stockholders' and Registration Rights Agreement dated as of
                 July 27, 1998, by and among FelCor, Bass America, Inc., Holiday
                 Corporation, Bass plc, United/Harvey Investors I, L.P.,
                 United/Harvey Investors II, L.P. , United/Harvey Investors III,
                 L.P., United/Harvey Investors IV, L.P. and United/Harvey
                 Investors V, L.P.

99.1 Financial Statements of Bristol Hotel Company excerpted from the Quarterly Report on Form 10-Q of Bristol Hotel
                 Company for the quarter ended March 30, 1998

99.2             Press Release dated July 27, 1998

99.3             Press Release dated July 28, 1998
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